                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                             SystemSoft Corporation
                       ----------------------------------
              (Exact name of registration as specified in charter)


        Date of Report (Date of earliest event reported):  July 17, 1996



Delaware                                                   0-24418                         04-3121799
- -----------------------------------------------------------------------------------------------------
(State or other jurisdiction of           (Commission File Number)  (IRS Employer Identification No.)
 incorporation)

                2 Vision Drive, Natick, Massachusetts  01760
                --------------------------------------------
             (Address of principal execute offices)    (Zip Code)


      Registrant's telephone number, including area code:  (508) 651-0088



         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     The Company effected a two-for-one stock split in the form of a 100% stock dividend payable on July 17, 1996 to stockholders of record on July 3, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SYSTEMSOFT CORPORATION



Dated:  July 19, 1996                    By: ____/s/ David P. Sommers___
                                           David P. Sommers,
                                           Vice President, Finance and
                                           Chief Financial Officer




378MR7761/1.240328-1

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